EXHIBIT 10.9

REDEMPTION AND CONVERSION AGREEMENT

This Redemption and Conversion Agreement (this “Agreement”) is made as of January 17, 2007, by and among Solomon Technologies, Inc. (the “Company”) and the holders of all of the outstanding Series C Preferred Stock of the Company (the “Holders”).

WHEREAS, by letter dated December 5, 2006 to Integrated Power Systems LLC (“IPS”), acting as the Sellers’ Representative (as defined in the Securities Purchase Agreement dated August 17, 2006), and pursuant to Section 6(a) of the Certificate of Designation of Series and Determination of Rights and Preferences of Series C Preferred Stock of the Company (the “Certificate of Designation”), the Company notified IPS of its intent to redeem all of the 4,615,381 outstanding shares of Series C Preferred Stock on or before December 15, 2006 at a per share price of $0.7258334 (an aggregate of $3,349,997.68 (the “Aggregate Initial Redemption Price”)); and

WHEREAS, by letters dated December 14, 2006, IPS, on behalf of all the Holders, agreed to accept payment of $0.7258334 per share in redemption provided such payment was received by December 20, 2006, and tendered the Series C Preferred Stock share certificates to the Company; and

WHEREAS, by written consent the Holders of at least 75% of the outstanding Series C Preferred Stock, on behalf of all of the Holders, subsequently extended the deadline for redemption to December 22, 2006; and

WHEREAS, the Company did not redeem the Series C Preferred Stock by December 22, 2006, and, pursuant to Sections 6(b) and (c) of the Certificate of Designations, the Holders are now entitled to receive a redemption price equal to $1.1375 per share plus accrued dividends through the date of payment (the “Increased Redemption Price”); and

WHEREAS, the Holders acknowledge that although the Company is in the process of completing a financing transaction in which it intends to sell to private investors approximately $5,500,000 of convertible debentures and warrants (the “Financing”) and by which it will receive proceeds sufficient to enable the Company pay the Aggregate Initial Redemption Price, the proceeds of the Financing will not be sufficient to enable the Company to pay the aggregate Increased Redemption Price and the Company is unwilling to engage in the Financing unless as a result the Company will be able to redeem and/or convert all of the Series C Preferred Stock; and

WHEREAS, the parties hereto have agreed that immediately upon the closing of the Financing the Company shall redeem, at the Increased Redemption Price and on a pro-rata basis, that number of shares as may be redeemed with the Aggregate Initial Redemption Price and that immediately upon such redemption the shares of Series C Preferred Stock not so redeemed shall be converted into shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) on the basis of one share of Common Stock for each such share of Series C Preferred Stock.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1. Redemption. Promptly following the closing of the Financing, the Company shall utilize a portion of the net proceeds thereof equal to the Aggregate Initial Redemption Price to redeem, on a pro-rata basis, that number of whole shares of Series C Preferred Stock as may be redeemed with such net proceeds at the Increased Redemption Price. The Company shall pay the Aggregate Initial Redemption Price to the Holders by causing such funds to be deposited into the client funds account of the Holders’ counsel (the “Deposit Account”) in accordance with the following wire transfer instructions:

Bank Name:	Bank of America
100 West 33rd Street
New York, New York 10001

ABA#:	0260-0959-3

Account Name:	Pepe & Hazard, LLP
IOLTA Account-Boston Office

Account Number:	941580677

2. Conversion. Upon deposit of the Aggregate Initial Redemption Payment in the Deposit Account in accordance with Section 1 hereof, the Company shall, and the Holders hereby instruct the Company to, effect the conversion of each share of Series C Preferred Stock that is not redeemed in accordance with Section 1 hereof into one share of Common Stock.

3. Statement. Upon deposit of the Aggregate Initial Redemption Payment in the Deposit Account in accordance with Section 1 hereof, the Company shall (i) deliver to each Holder a written statement (the “Redemption Statement”) that shall indicate (A) the number of shares of Series C Preferred Stock being redeemed from each Holder, (B) the total number of shares of Common Stock (“Conversion Shares”) to be issued to each Holder, and (C) a detailed calculation of such numbers, (ii) instruct its transfer agent to issue Conversion Shares to the Holders in the amounts indicated on the Redemption Statement, and (iii) cancel the certificates for the Series C Preferred Stock.

4. Distribution of Redemption Payment and Conversion Shares. The Holders hereby agree that upon (a) deposit of the Aggregate Initial Redemption Payment in the Deposit Account in accordance with Section 1 hereof, (b) delivery of the Redemption Statement as set forth in Section 2 hereof, and (c) receipt by the Holders of the Conversion Shares, the Company shall be deemed to have duly redeemed or converted all of the outstanding shares of Series C Preferred Stock and the Company shall have no further liabilities or obligations to the Holders in respect of the Series C Preferred Stock.

5. Release. Effective upon (a) deposit of the Aggregate Initial Redemption Payment in the Deposit Account in accordance with Section 1 hereof, (b) delivery of the Redemption Statement as set forth in Section 2 hereof, and (c) receipt by the Holders of the Conversion Shares, each of the Holders, on behalf of itself and its successors and assigns (collectively, the “Releasors”), does hereby forever release, discharge and acquit the Company, and each of its subsidiaries, affiliates, officers, members, managers, agents and employees, and their respective successors, heirs, and assigns, and each of them (collectively and severally, “Releasees”) of and from any and all of the following in respect to the Series C Preferred Stock: claims, demands, obligations, liabilities, indebtednesses, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of actions, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, attorneys’ fees, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length.

6. Notices. Unless otherwise expressly provided in this Agreement, all notices and other communications provided for in this Agreement shall be in writing and shall be deemed delivered (a) when received, if delivered by hand delivery, (b) three business days after being sent, certified or registered mail, return receipt requested, first class postage prepaid, or (c) one business day after being sent by nationally recognized overnight courier, addressed (i) if to the Company, to it at 1400 L&R Industrial Boulevard, Tarpon Springs, FL 34689, marked for the attention of the Chief Executive Officer, with a copy (which shall not constitute notice) to Davis & Gilbert LLP, 1740 Broadway, New York, NY 10019, Attention: Ralph Norton, Esq., and (ii) if to a Holder, at its address as set forth on the books and records of the Company, with a copy (which shall not constitute notice ) to Pepe & Hazard LLP, 225 Franklin Street, 16th Floor, Boston, MA 02110-2804, Attention: Stephen B. Hazard, Esq. All written notices delivered by means other than as set forth above shall be deemed effective upon receipt. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 6.

7. Choice of Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles. In the event any action, suit or proceeding is instituted as a result of any matter or thing affecting this Agreement, the parties hereto hereby designate New York County, New York as the proper jurisdiction and the venue in which same is to be instituted.

8. Miscellaneous. This Agreement shall be binding upon the Company, the Holders and their respective successors and permitted assigns. This Agreement may be altered or amended only in writing signed by the Company and Holders who hold, or held prior to the redemption and conversion described herein, at least 50% of the shares of Series C Preferred Stock outstanding on the date hereof. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. This Agreement may be executed in several counterparts or by separate instruments, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto. Facsimile signatures shall be deemed originals for all purposes hereunder.

(Remainder of this page intentionally left blank. Signature page(s) follow.)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

SOLOMON TECHNOLOGIES, INC.

By:	/s/ Peter W. DeVecchis, Jr.
Name: Peter W. DeVecchis, Jr.
Title: President

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

POWER DESIGNS, INC.

/s/ Anthony F. Intino, II
By: Anthony F. Intino, II
Its: President

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

INTEGRATED POWER SYSTEMS LLC

/s/ Stanley Young
By: Stanley Young
Its: President

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

VANTAGE PARTNERS LLC

/s/ Anthony F. Intino, II
By: Anthony F. Intino, II
Its: President

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Mariano Moran
Mariano Moran

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Anthony Intino
Anthony Intino

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Allison Bertorelli
Allison Bertorelli

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

WOODLAKEN LLC

/s/ Gary M. Laskowski By: Gary M. Laskowski
Its: Manager

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

BRIL CORPORATION PROFIT SHARING PLAN

/s/ Gary M. Laskowski By: Gary M. Laskowski
Its: Manager

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

JMC VENTURE PARTNERS LLC

/s/ Michael D’Amelio By: Michael D’Amelio
Its:

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

INTERNATIONAL CAPITAL PARTNERS LLC

/s/ Jonathan Betts By: Jonathan Betts
Its: Manager

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

ESTATE OF ROBERT SPARACINO

/s/ Marguerite R. Sparacino By: Marguerite R. Sparacino
Its: Executor

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

HALSTEAD LLC

/s/ Charles Johnston By: Charles Johnston
Its: Investment Advisor

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Gary Laskowski Gary Laskowski

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Shannon LeRoy Shannon LeRoy

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Jonathan Betts Jonathan Betts

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Michael D’Amelio Michael D’Amelio

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Mark Sadinsky Mark Sadinsky

COUNTERPART SIGNATURE PAGE
TO
REDEMPTION AND CONVERSION AGREEMENT

IN WITNESS WHEREOF,the undersigned has executed this Agreement on the day and year first above written.

HOLDER:

/s/ Raymond Joslin Raymond Joslin